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                     LHLEXINGTON HEALTHCARE GROUP, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF  DELAWARE


                                COMMON STOCK


                                COMMON STOCK

                              CUSIP 52909K 10 8


                           THIS IS TO CERTIFY THAT


                               is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER
                                  SHARE, OF



(hereinafter called ``Corporation'') transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file with the Transfer Agent) to all of which the holder of this certificate, by acceptance hereof, assents.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

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SECRETARY


PRESIDENT


COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

(JERSEY CITY, N.J.)

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED OFFICER

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LEXINGTON HEALTHCARE GROUP, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR

DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY

AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


For value received,  hereby sell, assign and transfer unto





PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE


Please print or typewrite name and address including postal zip code of assignee


Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint


 Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

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Dated,


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

Additional abbreviations may also be used though not in the above list.


TEN COM

TEN ENT

JT TEN

as tenants in common

as tenants by the entireties

as joint tenants with right of

 survivorship and not as tenants

in common

UNIF GIFT MIN ACT   Custodian

 (Cust) (Minor)

 under Uniform Gifts to Minors

 Act

 (State)


NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH


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MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.